MERITOR

2014 Jefferies Global Industrials Conference

Kevin Nowlan, Senior Vice President & CFO

August 12, 2014

Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. SEC filings may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reduced production for certain military programs and our ability to secure new military programs as our primary military programs wind down by design through 2015; reliance on major original equipment manufacturer ("OEM") customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations and our ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to adjust their demands in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on our European operations, or financing arrangements related thereto, in the event one or more countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); rising costs of pension and other postretirement benefits; the ability to achieve the expected benefits of restructuring actions; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; and possible changes in accounting rules; as well as other substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters generally end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

Segment and Adjusted EBITDA

(in millions, except per share amounts)

	Nine Months Ended June 30 2014	Nine Months Ended June 30 2013
Sales		
Commercial Truck & Industrial	$2,251	$2,211
Aftermarket & Trailer	699	665
Intersegment Sales Eliminations	(95)	(84)
Total Sales	$2,855	$2,792
EBITDA		
Commercial Truck & Industrial	$165	$138
Aftermarket & Trailer	67	60
Segment EBITDA(1) (2)	$232	$198
Unallocated Corporate Expense	(4)	(7)
Adjusted EBITDA(1)	$228	$191
Adjusted EBITDA Margin(1)	8.0%	6.8%
Memo: Diluted Adj. Earnings Per Share(1)(3)	$0.62	$0.29

M2016
align. achieve. advance.

Impact on EBITDA

- Material Cost Reductions
- Labor & Burden Performance
- Structural Cost Reductions
- Pricing

Achieved 59% conversion on incremental sales despite South America and Defense headwinds(4)

1) See Appendix – "Non-GAAP Financial Information."
2) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company' s reportable segments.
3) GAAP diluted earnings (loss) per share from continuing operations attributable to Meritor, Inc. was $2.47 for the nine month period ended June 30, 2014 and ($0.58) for the nine month period ended June 30, 2013.
4) Conversion is defined as the change in Adjusted EBITDA divided by the change in sales.

Free Cash Flow

(in millions)

	Nine Months Ended June 30, 2014	Nine Months Ended June 30, 2013
Adjusted EBITDA[1]	$228	$191
Capital Expenditures	(39)	(31)
Pension Contributions	(4)	(59)
Cash Interest	(67)	(52)
Cash Taxes	(20)	(29)
Performance Working Capital (including Factoring & Securitization)[2]	(36)	(82)
Other	2	(42)
Free Cash Flow[1]	$64	($104)

4.6% of sales (2014: Capital Expenditures, Pension Contributions, Cash Interest, Cash Taxes)

6.1% of sales (2013: Capital Expenditures, Pension Contributions, Cash Interest, Cash Taxes)

With pre-funding of next 3 years of mandatory U.S. and U.K. pension contributions, company's calls on cash will be reduced

1) See Appendix – "Non-GAAP Financial Information."
2) Change in payables less changes in receivables and inventory. Also includes changes in off-balance sheet accounts receivable securitization and factoring.

Commercial Truck New Business Wins

Memorandum of Understanding Signed with Volvo

- Current Europe/South America contract expires in October 2014
- Seven-year agreement for axles in Europe and South America through October 2021
- Four-year agreement for axles and drivelines in North America through May 2019
- Long-term agreement expected to be signed prior to expiration of current contract


Europe


South America


North America

KAMAZ

- New customer relationship in India
- Supplying axles and brakes for mining application trucks
- Opportunity to expand future product plans

HINO

- Executed a three-year LTA covering United States and Canada
- Supplying axles and brakes for medium-duty trucks
- Continued long-standing partnership

FY14 Global Market Outlook (units in 000s)

North America[1] [2]

	FY13 Actuals	FY14 Outlook
Medium Duty (Class 5-7)	197	195-205
Heavy Duty (Class 8)	243	270-280
U.S. Trailers	238	240-250
U.S. Truck Freight Ton Miles (in trillions)	2.64	2.73

- Strong Class 8 production expected through rest of year
- Backlog-to-build ratio remains healthy
- Low cancellation rates

Western Europe[1] [2]

	FY13 Actuals	FY14 Outlook
Medium and Heavy Duty	372	390-400

- Economic indicators mixed
- Truck registrations stable

China[2]

	FY13 Actuals	FY14 Outlook
From previous year	-40%	+10%

- Slight increase over 2013 depressed levels
- OE inventory levels have been replenished
- Market uncertainty persists



India[1] [2]

	FY13 Actuals	FY14 Outlook
Medium and Heavy Duty	226	205-215

- Economic growth continues to be challenged
- Inflationary concerns continue
- Market sentiment improving

Defense[2]

	FY13 Actuals	FY14 Outlook
FMTV	-30%	-55%

- FMTV production extension into FY15 on track

South America[1] [2]

	FY13 Actuals	FY14 Outlook
Medium and Heavy Duty	186	145-155

- Low GDP growth and high inflation continuing
- Inventory levels decreasing due to OEM shutdowns
- FINAME credit availability restrictions

1) Source: FY13 Actuals based on ACT and LMC Automotive.
2) FY14 Outlook based on Meritor estimates. Actual results may differ materially from projections as a result of risk and uncertainties. Please see slide "Forward Looking Statements."

Fiscal Year 2014 Outlook

Continuing Operations

(in millions, except per share amounts)

	FY14 Current Outlook(1) (2)	FY14 Previous Outlook(1) (2)
Sales (assuming constant currency)	~ $3,750 - $3,800	~ $3,750 - $3,800
Adjusted EBITDA Margin	7.7% - 7.9%	~ 7.7%
Adjusted Earnings Per Share from Continuing Operations	$0.65 - $0.75	$0.50 - $0.60
Free Cash Flow	$50 - $75M	$0 - $25M

Raised Fiscal Year 2014 Earnings and Cash Flow Guidance

1) Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2) See Appendix – "Non-GAAP Financial Information."

M2016 – Path to 10 Percent Adjusted EBITDA Margin

M 20 16
align. achieve. advance.

Sustainable Strength[1]

1) Achieve 10% Adjusted EBITDA margin[2, 5]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[3]

3) Incremental booked revenue of $500 million per year (at run-rate)[4]



7.1%
FMTV and Suspensys JV Headwinds
• FMTV Wind-Down
• Suspensys JV Sale
FY14 Performance
• Material Cost Reductions
• Labor & Burden Performance
• Structural Cost Reductions
• Pricing
Continued Performance in FY15 and FY16(1)
7.7 – 7.9%
10%
FY13 Actuals
Sales: $3.7B
FY14 Forecast(1)
FY16 Target(1) (2)

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2. Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 based on expected revenue of $4.5 billion.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products, new customers, or significant increases in customer penetration. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is 'gross', before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
5. See Appendix – "Non-GAAP Financial Information."

M2016 – Net Debt Scorecard

M2016
align. achieve. advance.

Sustainable Strength[1]

1) Achieve 10% Adjusted EBITDA margin[2, 5]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[3, 5]

3) Incremental booked revenue of $500 million per year (at run-rate)[4]



($1,699M)
$209M
$50 - $75M
($1,440M)-
($1,415M)
($124M)
($1,564M)-
($1,539M)
Used primarily to pre-fund mandatory pension contributions over the next three years.
FY13 Ending Balance
Eaton Proceeds
FY14 Free Cash Flow Guidance (1) (5)
FY14 Guidance (1)
Post-FY14 Mortality Table Changes (1)
Pro-forma For Mortality

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2. Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 based on expected revenue of $4.5 billion.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products, new customers, or significant increases in customer penetration. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is 'gross', before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
5. See Appendix – "Non-GAAP Financial Information."

Potential Uses of Liquidity

(in millions)

Liquidity(1) (2)

Target: **15%-18% of Revenue**
June 30 Pro-forma: **29% of Revenue**


$1,078
$67
$499
$303
$209
June 30, 2014
Pro-forma
US A/R Securitization Facility Availability
Cash
Revolver Availability
Eaton Net Proceeds

Opportunities to deploy liquidity to reduce net debt below M2016 target of $1.5 billion(3)

- 3 Years of Mandatory U.S. and U.K. Contributions
- 8.125% Notes Due 2015
- 4.625% Convertible Notes Put Date 2016
- 4.0% Convertible Notes Put Date 2019

Will commence upon achievement of M2016 net debt target of $1.5 billion(3) → Equity Repurchase Program

1. U.S. securitization facility size is $100 million. Accounts Receivable availability as of June 30, 2014 was $67 million.
2. Cash balances and unutilized, readily-available commitments under revolving credit and U.S. accounts receivable securitization facilities (without regard to financial covenants restricting availability only on the final day of the quarter) as well as after-tax proceeds from the Eaton antitrust settlement received in July 2014.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.

Equity Repurchase Announcement

Meritor's Board of Directors has authorized a $210 million equity and equity-linked repurchase program

Execution of this program will commence upon the achievement of our M2016 net debt target of <$1.5 billion[(1) (2)]

- Expected to be completed by end of fiscal year 2016

M2016 align, achieve, advance,

The equity and equity-linked repurchase program is consistent with Meritor's M2016 plan:

- Repurchase program will return value directly to shareholders
- Eaton settlement proceeds allow for acceleration of this initiative

Deliver direct value to shareholders through repurchases

1) Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
2) See Appendix – "Non-GAAP Financial Information."

MERITOR®

Appendix

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the company has provided information regarding Adjusted income or loss from continuing operations, Adjusted diluted earnings per share from continuing operations, Adjusted EDITDA, Adjusted EBITDA margin, free cash flow and net debt which are non-GAAP financial measures.

Adjusted income (loss) from continuing operations and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income or loss from continuing operations and reported diluted earnings or loss per share from continuing operations before restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by consolidated sales. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures. Net debt including retirement liabilities is defined as total debt plus pension assets, pension liability, retiree medical liability and other retirement benefits less cash and cash equivalents.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, management believes that Adjusted EBITDA is a meaningful measure of performance as it is commonly utilized by management and the investment community to analyze operating performance in our industry. Further, management uses Adjusted EBITDA for planning and forecasting in future periods. Management believes that free cash flow is useful in analyzing our ability to service and repay debt. Net debt including retirement liabilities is a specific financial measure which is part of our three-year plan, M2016, to reduce debt and other balance sheet liabilities.

Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations and Adjusted EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to service debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following pages are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information

(in millions)

	Nine Months Ended	
	June 30, 2014	June 30, 2013
Adjusted EBITDA	$228	$191
Interest Expense, Net	(97)	(99)
Provision for Income Taxes	(30)	(18)
Depreciation and Amortization	(50)	(49)
Non-controlling Interests	(4)	-
Loss on Sale of Receivables	(7)	(5)
Restructuring Costs	(3)	(29)
Antitrust Settlement with Eaton	208	-
Specific Warranty Contingency	-	(12)
Pension Settlement Loss	-	(36)
Income (Loss) From Continuing Operations Attributable to Meritor, Inc	245	(57)
Income (Loss) From Discontinued Operations Attributable to Meritor, Inc	1	(6)
Net Income (Loss) Attributable to Meritor, Inc.	$246	$(63)
Adjusted EBITDA Margin	8.0%	6.8%

Memo: Adjusted EBITDA margin equals Adjusted EBITDA divided by consolidated sales.

Non-GAAP Financial Information

Income from Continuing Operations Reconciliation

(in millions, except per share amounts)

	Nine Months Ended	
	June 30, 2014	June 30, 2013
Income (Loss) From Continuing Operations Attributable to Meritor, Inc.	$245	($57)
Adjustments (net of tax)		
Antitrust Settlement with Eaton	(208)	-
Loss on Debt Extinguishment	21	19
Restructuring Costs	3	27
Specific Warranty Contingency	-	12
Pension Settlement	-	27
Adjusted Income From Continuing Operations	$61	$28
Diluted Adjusted Earnings Per Share From Continuing Operations	$0.62	$0.29
Diluted Shares Outstanding	99.1	97.0

Non-GAAP Financial Information

Free Cash Flow Reconciliation
(in millions)

	Nine Months Ended	
	June 30, 2014	June 30, 2013
Cash provided by operating activities	$103	($73)
Capital expenditures	(39)	(31)
Free cash flow	$64	($104)